UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

To

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2014

Glu Mobile Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, Suite 300 San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 800-6100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

As previously disclosed in a Current Report on Form 8-K filed by Glu Mobile Inc. (“Glu”) with the Securities and Exchange Commission on August 22, 2014 (the “Original 8-K”), on August 20, 2014, Glu completed the acquisition of Cie Games, Inc., a Delaware corporation (“Cie Games”), pursuant to an Agreement and Plan of Merger and Reorganization dated July 30, 2014 by and among Glu, Cie Games, Cie Digital Labs, LLC, a California limited liability company, Cardinals Acquisition Merger Corporation, a Delaware corporation and wholly owned subsidiary of Glu, Cardinals Acquisition Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Glu and Shareholder Representative Services, LLC, as Stockholders’ Agent (the “Merger Agreement”).

Glu is filing this Amendment to the Original 8-K to amend and supplement the Original 8-K to include the financial statements and information required under Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements are filed as Exhibit 99.1 and are incorporated by reference in this report:

The audited financial statements of Cie Games, including the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, changes in stockholders’ equity and cash flows for the years then ended, and the related notes to the financial statements; and

The unaudited financial statements of Cie Games, including the balance sheets as of June 30, 2014 and June 30, 2013, and the related statements of operations and cash flows for the six-month periods then ended, and the related notes thereto.

(b)	Pro Forma Financial Information.

The following pro forma information of Glu after giving effect to the acquisition of Cie Games is filed as Exhibit 99.2 and is incorporated by reference in this report:

The unaudited pro forma combined condensed balance sheet as of June 30, 2014;

The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2014; and

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2013.

(d)	Exhibits.

The exhibits listed on the Exhibit Index (following the Signatures section of this report) are incorporated by reference in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLU MOBILE INC.

By:	/s/ Eric R. Ludwig
Name:	Eric R. Ludwig
Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: November 4, 2014

EXHIBIT INDEX

Number	Description

23.1	Consent of Windes, Inc.

99.1	Audited financial statements of Cie Games, Inc. as of and for the years ended December 31, 2013 and 2012; and unaudited financial statements of Cie Games, Inc. as of and for the six months ended June 30, 2014 and 2013.

99.2	Unaudited pro forma combined condensed balance sheet and statement of operations of Glu Mobile Inc. for the six months ended June 30, 2014; and unaudited pro forma combined statement of operations of Glu Mobile Inc. for the year ended December 31, 2013.

4